Exhibit 10.9(B)

                        SHARE PURCHASE PROGRAM AGREEMENT

      SHARE PURCHASE PROGRAM AGREEMENT dated as of December 15, 2000, among DEXIA PUBLIC FINANCE BANK, a French corporation ("DPFB"), DEXIA HOLDINGS, INC., a Delaware corporation ("DHI"), and FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation ("FSA").

      WHEREAS, DPFB owns all the outstanding shares of capital stock of DHI; and DHI owns all the outstanding shares of capital stock of FSA (other than shares issued under the Program referred to below);

      WHEREAS, FSA established a Share Purchase Program (the "Program") pursuant to the Share Purchase Program Agreement dated as of September 4, 2000 (the "Initial Agreement") for directors of FSA, pursuant to which directors of FSA are entitled to purchase from DHI shares of FSA common stock for cash, and are further entitled to resell such shares to DPFB upon the terms and subject to the conditions set forth therein;

      WHEREAS, FSA allows directors of FSA to invest in phantom shares of FSA common stock with terms similar to the Program under the FSA Deferred Compensation Plan (the "DCP") and Supplemental Executive Retirement Plan (the "SERP"), with FSA entitled to hedge such DCP and SERP investments by purchasing from DHI shares of FSA common stock for cash that may, in turn, be resold to DPFB upon the terms and subject to the conditions set forth in in the Initial Agreement; and

      WHEREAS, the parties hereto desire to replace and correct the Initial Agreement with this Agreement, with retroactive effect, to, among other things, change the purchase price per Program Share from $76.00 to $78.766, make corresponding changes to the Resale Price and number of Program Shares (as such terms are defined herein) and limit the obligation of DPFB to repurchase Program Shares.

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Purchase and Sale of Program Shares by Directors. (a) Initial Subscriptions. During the Subscription Period (as defined below), DHI was entitled to sell shares of FSA common stock ("Program Shares") to directors of FSA (individually, a "Participant" and, collectively, the "Participants") for a purchase price, payable in cash, of U.S. $76.00 per share; provided, however, that (a) the Subscription Period commenced on September 4, 2000, and terminated on the date 30 days thereafter; (b) each Participant could subscribe for up to U.S. $10 million of Program Shares (131,578 Program Shares); (c) such subscriptions for Program Shares were made by submission to FSA of a duly completed Subscription Application, substantially in the form of Exhibit A to the Initial Agreement; (d) Program Shares were required to be delivered to Participants against receipt of payment; (e) if payment for any Program Shares was not received by DHI within 5 business days after the expiration of the Subscription Period, then the related subscription would be null and void; and
(f) initial subscriptions for a specified dollar amount of Program Shares at $76.00 per share under the Initial Agreement shall be revised, upon the consent of the subscribers to this Agreement, to represent subscriptions (pursuant to Subscription Applications in the form of Exhibit A hereto) for the same dollar amount (rounded up to the nearest whole number of shares, with a limit of 126,958 shares) at $78.766 per share effective from inception in accordance with this Agreement.

      (b) Subsequent Subscriptions. After expiration of the Subscription Period, DHI agrees to sell Program Shares to Participants for a purchase price, payable in cash in U.S. dollars, equal to the Resale Price (as defined in Section 4 hereof) per share; provided, however, that (a) each Participant may subscribe for up to 126,958 Program Shares and Phantom Program Shares in the aggregate;
(b) such subscriptions for Program Shares may be made by submission to FSA of a duly completed Subscription Application, substantially in the form of Exhibit B hereto, prior to the end of a calendar quarter, with the Resale Price determined as of the close of such calendar quarter; (c) FSA shall notify each subscribing Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her subscription; (d) Program Shares shall be delivered to Participants against receipt of payment; and (e) if payment for any Program Shares is not received by DHI within 5 business days after receipt by the Participant of the Resale Price Notification, then the related subscription shall be null and void.

      Section 2. Deemed Purchases of Phantom Program Shares; Purchase and Sale of Program Shares by FSA. (a) Initial Deemed Investments. During the Subscription Period, FSA allowed Participants to make phantom investments in Program Shares ("Phantom Program Shares") under the DCP and SERP; provided, however, that (a) each Participant could make deemed investments in and/or subscribe for up 131,578 Phantom Program Shares and Program Shares in the aggregate; (b) such deemed investments in Phantom Program Shares were made by submission to FSA of a duly completed Election Form, substantially in the form of Exhibit C to the Initial Agreement; (c) such deemed investments in Phantom Program Shares were effected on the fifth business day after expiration of the Subscription Period, subject to the general terms and provisions of the DCP and SERP; (d) deemed investments in Phantom Program Shares could not exceed the available account balances in the Participant's DCP and SERP accounts; and (e) initial deemed investments for a specified dollar amount of Phantom Program Shares at $76.00 per share shall be revised, upon the consent of the Participants to this Agreement, to represent deemed investments (pursuant to DCP/SERP Election Forms in the form of Exhibit C hereto) for the same dollar amount at $78.766 per share (rounded up to the nearest whole number of shares, with a limit of 126,958 shares) effective from inception in accordance with this Agreement.

      (b) Subsequent Deemed Investments. After expiration of the Subscription Period, FSA intends to allow Participants to make deemed investments in Phantom Program Shares under the DCP and SERP; provided, however, that (a) each Participant may make deemed investments in and/or subscribe for up to 126,958 Program Shares and Phantom Program Shares in the aggregate; (b) such deemed investments in Phantom Program Shares may be made by submission to FSA of a duly completed DCP/SERP

Election Form, substantially in the form of Exhibit D hereto, prior to the end of a calendar quarter, with the Resale Price determined as of the close of such calendar quarter; (c) FSA shall notify each subscribing Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her subscription, at which time such investment election shall be effected, subject to the general terms and provisions of the DCP and SERP; and (d) deemed investments in Phantom Program Shares may not exceed the available account balances in the Participant's DCP and SERP accounts.

      (c) Reinvestment Restriction for Phantom Program Shares. Deemed investments under the DCP and SERP in Phantom Program Shares shall remain in such deemed investment until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding.

      (d) Purchase and Sale of Program Shares by FSA; Distribution of Program Shares under DCP and SERP. At any time or from time to time, DHI agrees to sell to FSA, upon request, Program Shares up to an aggregate number of Program Shares equal to the number of Phantom Program Shares subscribed to under the DCP and SERP, for a purchase price, payable in cash in U.S. dollars, equal to (i) U.S. $78.766 per share during the Subscription Period and (ii) the Resale Price after the Subscription Period, with ABV per Share (as defined herein) measured as of the end of the most recently completed calendar quarter; it being agreed that initial subscriptions for a specified dollar amount of Program Shares at $76.00 per share shall be revised to represent subscriptions for the same dollar amount (rounded up to the nearest whole number of shares for each DCP and SERP account) at $78.766 per share effective from inception in accordance with this Agreement. FSA agrees that investments in Phantom Program Shares under the DCP and SERP shall be paid out in kind, after expiration of the applicable deferral period, by delivery of Program Shares to the plan participant, less any Program Shares withheld to satisfy required income tax withholding. Any Program Shares acquired by FSA may be transferred by FSA to any Participant, who shall thereafter hold such Program Shares as if he or she had acquired such Program Shares during the Subscription Period.

      Section 3. Restrictions on Transfer. (a) Program Shares may not be sold or otherwise transferred during the Restriction Period (as defined herein); provided, however, that (i) Program Shares may be pledged or otherwise encumbered with the consent of FSA, which consent shall not be unreasonably withheld, and (ii) Program Shares may be transferred to the Participant's beneficiaries upon death of the Participant.

      (b) For purposes hereof, the Restriction Period in respect of each Participant shall commence on the date hereof and shall expire on the first to occur of (i) the fourth anniversary of the date hereof and (ii) the date on which such Participant shall cease to be a director of FSA.

      (c) Each certificate evidencing Program Shares shall be registered in the name of the Participant or FSA, as the case may be, and shall bear a legend, substantially in the following form:

      The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the Share Purchase Program Agreement among Dexia Public Finance Bank, Dexia Holdings, Inc. and Financial Security Assurance Holdings Ltd. ("FSA"), as amended from time to time. A copy of such Agreement may be reviewed upon request made to the General Counsel of FSA, at the executive offices of FSA at 350 Park Avenue, New York, New York.

      Section 4. Repurchase of Program Shares by DPFB. Upon prior written notice (a "Repurchase Notice"), DPFB agrees to purchase Program Shares from FSA or, after the Restriction Period, from any Participant (or any permitted successor or assign thereof) for a purchase price, payable in cash in U.S. dollars, equal to the Resale Price; provided, however, that (a) in no event may a Repurchase Notice be delivered by any Participant prior to June 30, 2001; (b) in the case of Program Shares acquired from DHI, then, after the first anniversary of the expiration of the Participant's membership on the FSA Board of Directors (the "Anniversary Date"), the Resale Price shall be determined as if the Repurchase Notice was delivered on the Anniversary Date, with ABV per Share measured as of the close of the calendar quarter in which the Anniversary Date occurred; (c) in the case of Program Shares acquired from FSA pursuant to Section 2(d) hereof, in no event may a Repurchase Notice be delivered by any Participant prior to six months after receipt of such Program Shares from FSA; and (d) in the case of Program Shares acquired from FSA pursuant to Section 2(d) hereof, the Resale Price shall be determined as if the Repurchase Notice was delivered on the later of (i) the Anniversary Date and (ii) the first anniversary of receipt of such Program Shares from FSA, with ABV per Share measured as of the close of the calendar quarter in which the later of such two dates occurred. For purposes hereof, the Resale Price shall equal the product of (a) 1.4676 and (b) the adjusted book value per share of FSA common stock ("ABV per Share") determined in accordance with the provisions for valuing performance share awards under the FSA 1993 Equity Participation Plan, as amended to date; provided that any such repurchase of Program Shares shall be made not later than the date 45 days after the end of the calendar quarter in which the Repurchase Notice shall have been delivered, with ABV per Share measured as of the close of such calendar quarter.

      Section 5. Choice of Law and Forum and Service of Process. (a) To the extent that an action is required to further, or otherwise is not inconsistent with, arbitration pursuant to Section 6 hereof, each party hereby irrevocably submits to the exclusive jurisdiction of any court of general jurisdiction sitting in New York, New York, over any action or proceeding arising out of or relating to this Agreement, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court, except that actions or proceedings to collect on judgments issued by a New York court may be brought in any jurisdiction where the losing party has assets. Each party hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, any right to trial by jury of any action or proceeding arising out of or relating to this Agreement.

      (b) Each party hereby agrees that process in any action or proceeding may be served by registered mail, return receipt requested, or in any other manner permitted by the rules of the court in which the action or proceeding may be brought.

      Section 6. Arbitration. (a) As a condition precedent to any action, any dispute or difference arising out of this Agreement shall be referred to a Board of Arbitration (the "Board") consisting of two arbitrators and an umpire, all of whom shall be active or retired executive officers of insurance or reinsurance companies having no direct or indirect financial interest in either party or its affiliates. An arbitrator shall be chosen by each party to the dispute. The umpire shall be chosen by the two arbitrators. Arbitration may be initiated by any party to this Agreement (or by any Participant, as a third party beneficiary of this Agreement) ("Petitioner") against any party to this Agreement ("Respondent") providing the other party or parties with notice (in accordance with Section 7(c) of this Agreement) demanding arbitration and naming its arbitrator. Respondent will then have thirty (30) days within which to designate its arbitrator after receiving demand, in writing, from Petitioner. If Respondent fails to designate its arbitrator within such time, Petitioner is expressly authorized and empowered to name the second arbitrator, and Respondent will not be deemed aggrieved thereby. The arbitrators will designate an umpire within thirty (30) days after both arbitrators have been named. If the two arbitrators do not agree within thirty (30) days on the selection of an umpire, the umpire shall be designated by the Center for Public Resources, Inc. or its successor organization or, if that entity shall no longer exist and have no successor, by the American Arbitration Association.

      (b) The Board shall interpret this Agreement as an honorable engagement and will make its award with a view to effecting the general purpose and intent of this Agreement in a reasonable manner, rather than in accordance with the technical interpretation of this Agreement. The Board will be relieved from all judicial formalities and may abstain from following the strict rules of the law. The decision of a majority of the Board will be final and binding upon the parties.

      (c) Each party shall bear the cost of its arbitrator and one-half of the fees of the umpire. If both arbitrators are chosen by Petitioner, as provided above, each party shall bear one-half of the fees of both arbitrators and the umpire. The remaining costs of the arbitration shall be paid as the Board shall direct. Notwithstanding the foregoing, in the event of an arbitration involving a Participant in which the Participant shall prevail, in whole or in part, then the costs of the arbitration shall be borne by the other party or parties to the arbitration.

      (d) The arbitration shall take place in the City and State of New York, unless the Board designates another location with the consent of the parties. The rules and procedures for pre-hearing investigations shall be established by the Board and shall be completed within ninety (90) days after the appointment of the umpire. Petitioner shall submit its case in writing to the Board within thirty (30) days after completion of the pre-hearing investigations. Respondent shall present its response in writing within thirty (30) days after receipt of Petitioner's case in writing. A hearing shall be held within thirty (30) days after submission of Respondent's response. The Board shall render its decision within sixty (60) days after completion of the hearing unless the parties consent to an extension.

      (e) The Board may alter the time periods contained in this Section 6 for good cause.

      (f) This Section 6 shall survive the termination of this Agreement.

      Section 7. Miscellaneous.

      (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

      (b) Amendments. Amendments of this Agreement shall be in writing and signed by each party hereto.

      (c) Notices. All notices and other communications provided for under this Agreement shall be effective upon receipt, and shall be delivered to the address (or facsimile number) set forth below or to such other address (or facsimile number) as shall be designated by the recipient in a written notice to the other parties hereto:

            (i) if to DPFB: Dexia Public Finance Bank, 7 a 11 quai Andre Citroen BP-1002, 75 901 Paris Cedex 15, Attention: General Counsel (Facsimile:
      331-43-92-81-50);

            (ii) if to DHI: Dexia Holdings, Inc., in care of Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022,
      Attention: General Counsel (Facsimile: 212-339-0849); and

            (iii) if to FSA: Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022, Attention: General Counsel (Facsimile: 212-339-0849).

      (d) Assignments. This Agreement may not be assigned by any party without the express written consent of the other parties. Any assignment made in violation of this Agreement shall be null and void.

      (e) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

      (f) Third Party Beneficiaries. Each Participant (including any beneficiary or permitted successor or assign thereof) shall be a third party beneficiary of this Agreement, with the right and entitlement to enforce the provisions hereof as if he or she were a party hereto.

      (g) Termination of Additional Subscriptions. At any time after expiration of the Subscription Period, DHI may, by prior written notice to FSA, terminate the right of Participants to acquire additional Program Shares under Section 1 hereof or additional Phantom Program Shares under Section 2 hereof; provided, however, that any such termination shall in no way impair any rights of FSA under Section 2(d) hereof to acquire or transfer Program Shares as provided therein.

      (h) Termination of Initial Agreement. The Initial Agreement shall terminate, and cease to be of any force or effect, upon receipt by FSA of consents to this Agreement from each investor in Program Shares or Phantom Program Shares during the Subscription Period.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                 DEXIA PUBLIC FINANCE BANK,


                                 By:     /s/ Alain Delouis
                                    -----------------------------------
                                    Alain Delouis
                                    Member of the Executive Committee


                                 DEXIA HOLDINGS, INC.,


                                 By:     /s/ James R. Miller
                                    -----------------------------------
                                    James R. Miller, President


                                 FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,


                                 By:     /s/ Bruce E. Stern
                                    -----------------------------------
                                    Bruce E. Stern, Managing Director

                                                                       Exhibit A

                        INITIAL SUBSCRIPTION APPLICATION

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby subscribes to the number of Program Shares set forth below in accordance with Section 1(a) of the Share Purchase Program Agreement dated as of December 15, 2000 (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc. ("DHI"), and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Program Agreement.

Number of  Program  Shares:  ___________ (insert number of Program Shares, not to exceed 126,958).

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement;

            (b) represents and warrants that he or she is acquiring the Program Shares for investment purposes only, and not with a view towards distribution thereof;

            (c) agrees to pay to the order of DHI, within five business days after the expiration of the Subscription Period, cash in the amount of U.S. $78.766 times the number of Program Shares set forth above;

            (d) acknowledges that Program Shares shall be delivered to the Participant against receipt of payment; and

            (e) agrees that, if payment for any Program Shares is not received by DHI within 5 business days after the expiration of the Subscription Period, then this subscription shall be null and void.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Application as of the date set forth below.

Date: __________________   Name:      ____________________________
                                            (please print)

                           Signature: ____________________________

                                                                       Exhibit B

                       SUBSEQUENT SUBSCRIPTION APPLICATION

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby subscribes to the number of Program Shares set forth below in accordance with Section 1(b) of the Share Purchase Program Agreement dated as of December 15, 2000, as amended from time to time (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc. ("DHI"), and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Program Agreement.

Number of
Program Shares:  ___________ (insert number of Program Shares, not to exceed, together with current Program Shares and Phantom Program Shares, 126,958 in the aggregate).

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement;

            (b) represents and warrants that he or she is acquiring the Program Shares for investment purposes only, and not with a view towards distribution thereof;

            (c) agrees to pay to the order of DHI, within five business days after receipt of the Resale Price Notification, cash in the amount of the Resale Price (determined as of the end of the calendar quarter in which FSA receives this Application) times the number of Program Shares set forth above;

            (d) acknowledges that Program Shares shall be delivered to the Participant against receipt of payment; and

            (e) agrees that, if payment for any Program Shares is not received by DHI within 5 business days after receipt of the Resale Price Notification, then this subscription shall be null and void.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Application as of the date set forth below.

Date: ____________________   Name:      ____________________________
                                               (please print)

                             Signature: ____________________________

                                                                       Exhibit C

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
            Deferred Compensation Plan/SERP Investment Election Form
                         Director Share Purchase Program

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby requests that the Human Resources Committee transfer the deemed investments of his or her Account under the FSA Deferred Compensation Plan or SERP (the "Plan") as specified below to make a deemed investment in the number of Phantom Program Shares specified below as contemplated by Section 2(a) of the Share Purchase Program Agreement dated as of December 15, 2000, as amended from time to time (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc., and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Plan or the Program Agreement, as the context may require.

Number of DCP Phantom                     Number of SERP Phantom
Program Shares: _____________             Program Shares: ______________

    (insert number of Phantom Program Shares, not to exceed 126,958 less the number of Program Shares subscribed to pursuant to Section 1(a) of the
                               Program Agreement)

Transfer from the specified Deemed Investments in the Participant's Account:
________________________________________________________________________________
________________________________________________________________________________
(if individual investments are not specified, a pro-rata reduction will be made)

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement in the event that he or she should acquire actual Program Shares upon expiration of the applicable Deferral Period;

            (b) agrees that this deemed investment in Phantom Program Shares shall remain in effect until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding;

            (c) agrees that he or she will not extend the Deferral Period applicable to this Deemed Investment in Phantom Program Shares beyond the expiration of his or her membership on the FSA Board of Directors (the "Expiration Date"); and that any extension of a Deferral Period applicable to such Deemed Investment shall be deemed to be a request to extend such Deferral Period until the earlier of the requested extension date and the Expiration Date;

            (d) represents and warrants that any actual Program Shares acquired in connection with Plan distribution will be acquired for investment purposes only, and not with a view towards distribution thereof;

            (e) acknowledges that an amount equal to the value of any dividends paid on Program Shares shall be credited to his or her Account under the Plan;

            (f) acknowledges that this investment election is not binding on the Human Resources Committee (subject to the provisions of the Plan) and the right to receive payments under the Plan represents an unfunded, unsecured obligation of FSA; and

            (g) acknowledges that, to the extent that the Human Resources Committee acts on my investment change, such change will be made on the fifth business day after the expiration of the Subscription Period.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Election Form as of the date set forth below.

Date: ____________________   Name:      ____________________________
                                                (please print)

                             Signature: ____________________________

                                                                       Exhibit D

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
            Deferred Compensation Plan/SERP Investment Election Form
                         Director Share Purchase Program

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby requests that the Human Resources Committee transfer the deemed investments of his or her current Account under the FSA Deferred Compensation Plan or SERP (the "Plan") as specified below to make a deemed investment in the number of Phantom Program Shares specified below as contemplated by Section 2(b) of the Share Purchase Program Agreement dated as of December 15, 2000, as amended from time to time (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc., and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Plan or the Program Agreement, as the context may require.

Number of DCP Phantom                     Number of SERP Phantom
Program Shares: _____________             Program Shares: ____________
     (insert number of Phantom Program Shares, not to exceed, together with current Program Shares and Phantom Program Shares, 126,958 in the aggregate)

Transfer from the specified Deemed Investments in the Participant's Account:
________________________________________________________________________________
________________________________________________________________________________
(if individual investments are not specified, a pro-rata reduction will be made)

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement in the event that he or she should acquire actual Program Shares upon expiration of the applicable Deferral Period;

            (b) agrees that this deemed investment in Phantom Program Shares shall remain in effect until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding;

            (c) agrees that he or she will not extend the Deferral Period applicable to this Deemed Investment in Phantom Program Shares beyond the expiration of his or her membership on the FSA Board of Directors (the "Expiration Date"); and that any extension of a Deferral Period applicable to such Deemed Investment shall be deemed to be a request to extend such Deferral Period until the earlier of the requested extension date and the Expiration Date;

            (d) represents and warrants that any actual Program Shares so acquired will be acquired for investment purposes only, and not with a view towards distribution thereof;

            (e) acknowledges that an amount equal to the value of any dividends paid on Program Shares shall be credited to his or her Account under the Plan;

            (f) acknowledges that this investment election is not binding on the Human Resources Committee (subject to the provisions of the Plan) and the right to receive payments under the Plan represents an unfunded, unsecured obligation of FSA;

            (g) acknowledges that the Resale Price (the deemed purchase price for the Deemed Program Shares) shall be determined as of the close of the calendar quarter in which this election form is duly submitted; and

            (h) acknowledges that, to the extent that the Human Resources Committee acts on my investment change, FSA shall notify the Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her election, at which time such investment election shall be effected, subject to the general terms and provisions of the DCP and SERP.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Election Form as of the date set forth below.

Date: ____________________   Name:      ____________________________
                                                (please print)

                             Signature: ____________________________

                          CONSENT AND POWER OF ATTORNEY

      The undersigned director (the "Participant") of Financial Security Assurance Holdings Ltd. ("FSA") participates and/or is eligible to participate in the FSA Director Share Purchase Program pursuant to which the Participant is entitled to purchase outstanding shares of FSA Common Stock ("Program Shares") and make deemed investments in Program Shares ("Phantom Program Shares") under FSA's Deferred Compensation Plan (the "DCP") and Supplemental Executive Retirement Plan (the "SERP"), all as contemplated by the Share Purchase Program Agreement dated as of September 4, 2000 (the "Initial Agreement"), among Dexia Public Finance Bank ("DPFB"), Dexia Holdings, Inc. ("DHI"), and FSA.

      For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Participant hereby consents and agrees with DPFB, DHI and FSA as follows:

            (i) The Share Purchase Program Agreement dated as of December 15, 2000 (the "Program Agreement"), shall replace and correct the Initial Program Agreement in all respects with retroactive effect.

            (ii) All purchases by the Participant of Program Shares and all deemed investments by the Participant in Phantom Program Shares, in each case made prior to the date hereof under the Initial Agreement, shall be amended to represent purchases or investments, as the case may be, for the same dollar amount (rounded up to the nearest whole number of shares) at $78.766 per share (as contemplated by the Program Agreement) rather than $76 per share (as contemplated by the Initial Agreement); provided that all such Program Shares and Phantom Program Shares shall be subject to the Resale Price and other provisions of the Program Agreement. Each Subscription Application and Investment Election Form submitted under the Initial Agreement shall be deemed replaced with a Subscription Application and Investment Election Form under the Program Agreement in the forms attached thereto.

            (iii) The Participant does hereby (A) constitute and appoint each of the Chief Executive Officer, the President and the General Counsel of FSA to be his agent and attorney-in-fact, with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned, to sign in the name and on behalf of the undersigned, as shareholder of FSA, any and all written consents in lieu of a meeting by the shareholders of FSA, in such manner as deemed appropriate by DHI in its sole discretion; and (B) waive notice of any meeting of shareholders of FSA. The foregoing power-of-attorney and waiver shall be in full force and effect for so long as the undersigned shall be a Participant, unless and until revoked by written instrument delivered to the General Counsel of the Company.

      IN WITNESS WHEREOF, the undersigned Participant has caused this Consent and Power of Attorney to be signed as of the 15th day of December, 2000.


                                 Please sign here: _____________________________

                    Name (please print name here): _____________________________


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